EXHIBIT 99.13

MOTORS & ARMATURES, INC.                                   ---------------------
250 Rabro Drive East                                       |Purchase Order No. |
Hauppauge, New York  11788-4255                            ---------------------
                                                           |   75303NYP        |
                                                           ---------------------
                                                                RESALE NUMBER
                                                                  11-18/6943

PURCHASE ORDER


VENDOR                                      SHIP TO
R-TEC TECHNOLOGIES                          MOTORS & ARMATURES, INC.
P.O. BOX 282                                250 RABRO DRIVE EAST
ALLAMUCHY, NJ  07820                        HAUPPAUGE, NEW YORK  11788

Merchandise received in excess of 10% over quantity will be subject to return freight collect
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PURCHASE ORDERS NUMBER MUST APPEAR ON ALL INVOICES
PACKING LISTS, CONTAINERS AND CORRESPONDENCE

ORDER DATE            DATE REQ'D           VENDOR NUMBER
---------------------------------------------------------
11-20-98                                       68365
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ITEM  MARS NO  MANUFACTURER'S PART NO/DESCRIPTION QTY  UNIT     AMOUNT
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  1 | 25101 |R-TECT R22 LEAK DETECTION KIT      |5000|44.000 | 220000.00
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    |       |SPECIAL INSTRUCTIONS               |    |       |
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    |       |PLEASE SHIP - ASAP                 |    |       |
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    |       |                         TOTAL --- |    |       |220,000.00
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